                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 16, 2000

                           MAXIM PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         1-14430                                         87-0279983
(Commission File No.)                         (IRS Employer Identification No.)

                         8899 UNIVERSITY LANE, SUITE 400
                           SAN DIEGO, CALIFORNIA 92122
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (858) 453-4040

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On June 16, 2000 (the "Closing Date"), Maxim Pharmaceuticals, Inc., a Delaware corporation ("Maxim"), completed the acquisition of all of the outstanding capital stock of Cytovia, Inc., a Delaware corporation ("Cytovia"). The acquisition was effected pursuant to that certain Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), dated as of June 2, 2000, by and among Maxim, M-80 Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Maxim ("Merger Sub"), and Cytovia, whereby Merger Sub was merged with and into Cytovia (the "Merger"), with Cytovia being the surviving corporation in the Merger and a wholly-owned subsidiary of Maxim. The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and will be accounted for as a "purchase." A copy of the Merger Agreement is attached hereto as
Exhibit 2.1 and incorporated herein by reference.

         At the effective time of the Merger, each outstanding share of Cytovia common stock (including the shares of Cytovia common stock issued upon conversion of the outstanding Cytovia preferred stock prior to the Merger) was converted into the right to receive 0.3805 shares of Maxim common stock. In addition, Maxim assumed all of the outstanding options and warrants to purchase capital stock of Cytovia in connection with the Merger, and such options and warrants are now exercisable for shares of Maxim common stock, with appropriate adjustment to exercise price and share numbers based on the 0.3805 exchange ratio. The shares of common stock of Maxim issued in the Merger were issued in a private transaction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Maxim is obligated under the terms of the Merger Agreement to file a registration statement within 30 days to allow resale of the common stock. However, Cytovia's stockholders have entered into a lock-up agreement that prevents them from currently selling any of the Maxim common stock received in the Merger. After three months, 25% of these shares are released from the lock up agreement, and an additional 25% are released at the end of each subsequent three-month period.

         There were no material relationships between Maxim or any of its affiliates, directors or officers and the persons to whom Maxim issued shares of Maxim common stock in the Merger.

         A further description of the Merger is set forth in the Press Release issued by the Company, dated June 20, 2000, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

             (1)  Financial statements of Cytovia, Inc.

        (b)  PRO FORMA FINANCIAL INFORMATION

             (1) Unaudited pro forma combined financial information of Maxim Pharmaceuticals, Inc.

                  The following unaudited pro forma combined financial information is being filed herewith:

                    Unaudited pro forma combined statement of operations for the nine months ended June 30, 2000.

                    Unaudited pro forma combined statement of operations for the year ended September 30, 1999.

        (c)  EXHIBITS.

             *2.1 Agreement and Plan of Merger and Reorganization, dated as of
                  June 2, 2000, by and among Maxim Pharmaceuticals, Inc., M-80 Acquisition Corp. and Cytovia, Inc.

             *2.2 Form of Lock-Up Agreement dated as of June 16, 2000 by and between Maxim Pharmaceuticals, Inc. and the former stockholders of Cytovia, Inc.

             *2.3 Financial statements of Cytovia, Inc.

             2.4 Pro forma combined financial statements of Maxim Pharmaceuticals, Inc. and Cytovia, Inc.

             23.1 Consent of Ernst & Young LLP, Independent Auditors.

             *99.1 Press release dated June 20, 2000.

             ------------
             *Previously filed on June 30, 2000 as an exhibit to this form 8-K.

                                    SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            MAXIM PHARMACEUTICALS, INC.

Dated:  August 22, 2000                     By: /s/ DALE A. SANDER
                                               --------------------------------
                                                Dale A. Sander
                                                Chief Financial Officer
                                                (Principal Accounting Officer
                                                and Officer duly authorized to
                                                sign this report on behalf of
                                                the registrant)

                         INDEX TO EXHIBITS


           *2.1 Agreement and Plan of Merger and Reorganization, dated as of June 2, 2000, by and among Maxim Pharmaceuticals, Inc., M-80
                    Acquisition Corp. and Cytovia, Inc.

           *2.2 Form of Lock-Up Agreement dated as of June 16, 2000 by and between Maxim Pharmaceuticals, Inc. and the former stockholders of Cytovia, Inc.

           *2.3     Financial statements of Cytovia, Inc.

            2.4     Pro forma combined financial statements of Maxim
                    Pharmaceuticals, Inc. and Cytovia, Inc.

           23.1     Consent of Ernst & Young LLP, Independent Auditors.

           *99.1    Press release dated June 20, 2000.

           ------------
           *Previously filed on June 30, 2000 as an exhibit to this form 8-K.